TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Municipal Money Market Fund – Commercial Class

Supplement dated March 24, 2011
to the Prospectus and Statement of Additional Information,
each dated March 1, 2011

The Board of Directors of TD Asset Management USA Funds Inc. has approved a proposal to convert all Commercial Class shares of the TDAM Institutional Municipal Money Market Fund (the “Fund”) into Institutional Class shares of the Fund (the “Conversion”).

The Institutional Class of the Fund currently has a lower operating expense ratio than the Commercial Class of the Fund and is not subject to any distribution fees under Rule 12b-1 under the Investment Company Act of 1940, as amended. For detailed information on the fees and expenses of Institutional Class shares of the Fund, please see the prospectus for the Institutional Class which may be obtained free of charge by visiting www.tdamusa.com or calling (866) 416-4031.

The Conversion is expected to take place on or about May 23, 2011. The Fund may cease to offer Commercial Class shares prior to the Conversion.

The Conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

 Shareholders should retain this supplement for future reference.